                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 15, 1999


                    CHASE MANHATTAN CREDIT CARD MASTER TRUST
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                          (Exact name of registrant as
                            specified in its charter)

                CHASE MANHATTAN BANK USA, N.A. (formerly known as
                        "The Chase Manhattan Bank (USA)")
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                             (Sponsor of the Trust)


          Delaware                        33-40006              22-2382028
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(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)


802 Delaware Avenue, Wilmington, Delaware                          19801
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 (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5050

Item 5.  Other Events:


     Chase Manhattan Credit Card Master Trust is the issuer of 2 outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of June 1, 1991, as amended. The parties to the Pooling and Servicing Agreement are: Chase Manhattan Bank USA, N.A., as servicer, and Yasuda Bank and Trust Company (U.S.A.), as trustee.

     On November 15, 1999, Chase, as servicer, distributed monthly interest to the holders of the Series 1996-2 and 1996-3 certificates. Chase furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).   Exhibits

             Exhibits          Description
             ----------        -----------

             20.1 Monthly Certificateholders' Statements with respect to the November 15, 1999 distribution.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 22, 1999

                                     Chase Manhattan Credit Card Master Trust,

                                     By: Chase Manhattan Bank USA, N.A.,
                                         as Servicer


                                     By: /s/ Patricia Garvey
                                         -----------------------------
                                     Name:  Patricia Garvey
                                     Title: Vice President

                                INDEX TO EXHIBITS
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Exhibit No.                      Description
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20.1                             Monthly Certificateholders' Statements with
                                 respect to the November 15, 1999 distribution to Certificateholders for Series 1996-2 and Series 1996-3